                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                             Integrated Arros Fund I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         Bankers Trust Company, Trustee
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

Units
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                             INTEGRATED ARROS FUND I
                               527 Madison Avenue
                            New York, New York 10022

                                                                    May 15, 2001


To the Unitholders of Integrated Arros Fund I:

     It is our pleasure to provide you with the enclosed Consent Solicitation Statement. The Statement is being provided to you for the following purposes:

         1. To consider and act upon a proposal to ratify the selection of Bankers Trust Company as trustee of your fund for the period from January 1, 2001 through December 31, 2003 or until its successor shall have been duly qualified, if earlier; and

         2. To consider and act upon a proposal to ratify the selection of Imowitz Koenig & Co., LLP as independent auditors of your fund for the fiscal years beginning January 1, 2001 through December 31, 2003.

     IR Pass-Through Corporation, the sponsor of Integrated Arros Fund I ("your fund"), recommends you vote "FOR" of the ratification of both Bankers Trust Company as the trustee of your fund and Imowitz Koenig & Co., LLP as the independent auditors of your fund.

     Your fund's trustee has fixed the close of business on May 1, 2001 as the notice date for the determination of unitholders of your fund entitled to vote on the matters set forth in the enclosed Statement.

     We urge you to read the enclosed Statement carefully and to return your signed consent form as quickly as possible. A postage-paid return envelope has been included for your convenience. CONSENT FORMS MUST BE RECEIVED BY JUNE 29, 2001.

     If you have any questions about the enclosed material, please call Bankers Trust Company at (714) 247-6273.


                                           BY ORDER OF THE TRUSTEE,

                                           BANKERS TRUST COMPANY
                                           Trustee

                             INTEGRATED ARROS FUND I

                                  -------------

                     STATEMENT FURNISHED IN CONNECTION WITH
                          THE SOLICITATION OF CONSENTS

                                  -------------

                               DATED: MAY 15, 2001


     This Statement is furnished by IR Pass-Through Corp., the sponsor of Integrated Arros Fund I, a New York trust ("your fund"), to solicit the consent of the unitholders of your fund to:

         1. Ratify the selection of Bankers Trust Company as trustee of your fund for the period from January 1, 2001 through December 31, 2003 or until its successor shall have been duly qualified, if earlier; and

         2. Ratify the selection of Imowitz Koenig & Co., LLP as independent auditors of your fund for the fiscal years beginning January 1, 2001 through December 31, 2003.

     The principal executive offices of your sponsor and your fund are located at 527 Madison Avenue, New York, New York. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705. The approximate date on which this statement and the accompanying consent form were first sent or given to unitholders was May 15, 2001.

                                    IMPORTANT

     YOUR CONSENT IS IMPORTANT. No matter how many units in your fund you own, your sponsor recommends that you vote "FOR" each proposal by checking the "FOR" box on the enclosed consent form.

     YOUR CONSENT FORM SHOULD BE RETURNED PROMPTLY. Your completed and signed consent form must be received no later than June 29, 2001. A postage-paid return envelope has been included for your convenience. Any consent form that is signed that does not specifically approve or disapprove one or both proposals will be deemed a vote "FOR such proposal(s).

     If you have any questions about the matters discussed herein, please call Bankers Trust Company at (714) 247-6273.

                                  THE PROPOSALS

Proposal No. 1:    Ratification of Bankers Trust Company as the Trustee of your
                   ------------------------------------------------------------
                   fund (January 1, 2001 through December 31, 2003).
                   -------------------------------------------------

     Section 7.06 of the Trust Indenture, dated May 1, 1987, establishing the Fund (the "Trust Indenture") requires that your fund's trustee be ratified every three years by the vote of a majority of the outstanding units. Accordingly, your consent is being sought to ratify the selection of Bankers Trust Company as your fund's trustee for the period from January 1, 2001 through December 31, 2003. YOUR SPONSOR RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF BANKERS TRUST COMPANY AS THE TRUSTEE OF YOUR FUND.

     Your fund is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a New York trust. As such, certain of your fund's ministerial affairs are administered by your fund's trustee. Pursuant to the terms of an exemption from certain provisions of the 1940 Act (the "Exemptive Order") granted by the Securities and Exchange Commission, your fund's trustee is required to be a commercial bank or trust company unaffiliated with your sponsor, or with Integrated Resources, Inc., a Delaware corporation ("Integrated") of which your sponsor was a wholly-owned subsidiary until November 3, 1994, at which time Presidio Capital Corporation, a British Virgin Islands corporation, purchased substantially all of the assts of Integrated, including your sponsor.

     Effective March 29, 1998, Bankers Trust Company became the trustee of your fund. Prior to such date, Investors Fiduciary Trust Company was the trustee of your fund. Bankers Trust Company receives an annual fee of $25,000 for its services to your fund and $25,000 for its services to Integrated Arros Fund II, a separate fund organized by your sponsor that has similar investment policies and objectives to those of your fund.

     Bankers Trust Company is not affiliated with your sponsor and your fund knows of no direct or indirect financial interest of Bankers Trust Company in your fund. At May 1, 2001, Bankers Trust Company did not own any units in your fund. Further, Bankers Trust Company is a commercial bank that, as required by the terms of the Trust Indenture, has an aggregate capital, surplus and undivided profits of not less than $25,000,000.

     YOUR SPONSOR RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF BANKERS TRUST AS THE TRUSTEE OF YOUR FUND BY MARKING THE "FOR" BOX ON THE ENCLOSED CONSENT FORM AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED FOR SUCH PURPOSE.

Proposal No. 2:    Ratification of Imowitz Koenig & Co., LLP as the Independent
                   ------------------------------------------------------------
                   Auditors of your fund  (January 1, 2001 through December 31,
                   ------------------------------------------------------------
                   2003).
                   ------

     The Exemptive Order and Section 3.10 of the Trust Indenture requires that your fund's independent auditors be ratified every three years by the vote of a majority of the unitholders. Accordingly, your consent is being sought to ratify the selection of Imowitz Koenig & Co., LLP as your fund's independent auditors for the period from January 1, 2001 through December 31, 2003. YOUR SPONSOR RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF IMOWITZ KOENIG & CO., LLP AS THE INDEPENDENT AUDITORS OF YOUR FUND.

     Since January 1, 2000, Imowitz Koenig & Co., LLP has served as the independent auditors of your fund. For the year ended December 31, 2000, Imowitz Koenig & Co., LLP received aggregate fees of $7,000 for services as the independent auditors of your fund and $7,000 for services as the independent auditors of Integrated Arros Fund II. Imowitz Koenig & Co., LLP is not affiliated with your sponsor and your fund knows of no direct or indirect financial interest of Imowitz Koenig & Co., LLP in your fund. At May 1, 2001, Imowitz Koenig & Co., LLP did not own any units in your fund.

     YOUR SPONSOR RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF IMOWITZ KOENIG & CO., LLP AS THE INDEPENDENT AUDITOR OF YOUR FUND BY MARKING THE "FOR" BOX ON THE ENCLOSED CONSENT FORM AND RETURNING IT IN THE ENCLOSED STAMPED ENVELOPE PROVIDED FOR SUCH PURPOSE.

                   REQUIREMENTS FOR ADOPTION OF THE PROPOSALS

     Sections 3.10 and 7.06 of the Trust Indenture require that the consent of a majority in interest of the unitholders is required for the ratification of independent auditors and trustee of your fund. Section 9.02 of the Trust Indenture provides that a vote of unitholders may be obtained without a meeting, by a signed writing delivered to the trustee directing the manner in which a unitholder desires to vote his units. Accordingly, unitholders are requested to complete and execute the enclosed consent form in accordance with the instructions contained therein and to return the consent form in the enclosed, self-addressed, postage pre-paid envelope, as soon as possible, but in no event later than June 29, 2001.

     Bankers Trust Company has fixed the close of business on May 1, 2001 as the date for determination of unitholders of your fund entitled to notice of and to vote on the proposals set forth in this Statement. On the record date, your fund had 2,771 units outstanding held of record by 105 unitholders.

     A proposal will be approved at such time as unitholders holding a majority of the outstanding units shall have consented to such proposal, but in no event prior to June 29, 2001. A unitholder must vote all of the units held by him in the same way. He cannot vote separate units held by him in differing ways. That is, all units held by a unitholder must be voted "FOR" or "AGAINST" a proposal. A unitholder may vote "FOR" one proposal and "AGAINST" another. A signed consent form which is returned without a vote will be deemed a vote "FOR" the Proposal.

     A consent form may only be revoked by delivery to Bankers Trust Company, as trustee, of a later-dated consent form in the form enclosed or a dated and executed revocation that specifically refers to the consent form to be revoked. To be effective, such revocation must be received by the trustee by June 29, 2001.

                                  MISCELLANEOUS

     The cost of mailing, assembling and mailing the enclosed form of consent, this Statement and other materials that may be sent to unitholders in connection with this solicitation shall be borne by your fund. It is estimated that total expenditures relating to the solicitation made hereby, including legal fees, printing and mailing fees will be approximately $6,500. Certain directors, officers and employees of your sponsor may solicit the execution and return of Consents by mail, telephone, telegraph and personal interview. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation.

     Please note that the trustee is not responsible for any recommendation made in this statement by the sponsor or any other information provided by the sponsor herein.

     A copy of your fund's Annual Report is enclosed.

     For additional information, please contact Bankers Trust Company at (714) 247-6273.



                                        BY ORDER OF THE FUND,


                                        IR Pass-Through Corporation
                                        Sponsor of the Fund

                             INTEGRATED ARROS FUND I

                                     CONSENT

The undersigned, a holder of units in Integrated Arros Fund I, a New York Trust (the "Fund"), does hereby vote, with respect to all units in the Fund owned by the undersigned as follows:

PROPOSAL NO. 1 - RATIFICATION OF BANKERS TRUST COMPANY AS THE TRUSTEE OF THE
                 FUND (JANUARY 1, 2001 THROUGH DECEMBER 31, 2003)

                    [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL NO. 2 - RATIFICATION OF IMOWITZ KOENIG & CO., LLP AS THE INDEPENDENT
                 AUDITORS OF THE FUND (JANUARY 1, 2001 THROUGH DECEMBER 31,
                 2003).

                    [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


THIS CONSENT IS SOLICITED BY IR PASS-THROUGH CORP. WHEN THIS CONSENT IS PROPERLY EXECUTED, THE UNITS REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE ON THIS CARD, THIS CONSENT WILL BE VOTED FOR THE AMENDMENT.


                                             Dated:                     , 2001
                                                   ---------------------


                                             ---------------------------------
                                                        Signature


                                             ---------------------------------
                                                Signature (if held jointly)


                                             ---------------------------------
                                                           Title

                                             Please sign exactly as name appears
                                             hereon. When Units are held by
                                             joint tenants, both should sign.
                                             When signing as an attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in name by President or other
                                             authorized officer. If a
                                             partner-ship, please sign in
                                             partnership name by authorized
                                             person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE TO:


                                             Bankers Trust Company
                                             1761 East St. Andrew Place
                                             Santa Ana, California 92705



             If you have any questions, please call (714) 247-6273.

                 YOUR CONSENT MUST BE RECEIVED BY JUNE 29, 2001